UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 12, 2018

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth below under Item 5.03 is hereby incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year. (Item 5.03 applies to Vornado Realty L.P. only)

On January 12, 2018, the Compensation Committee of the Board of Trustees of Vornado Realty Trust (the “Company”) approved the issuance of appreciation-only long-term incentive plan units, or “AO LTIP Units”, pursuant to the Company’s 2010 Omnibus Share Plan to certain officers and employees of the Company and its subsidiaries.  In connection with the approval of AO LTIP Units, the Company, in its capacity as sole general partner of Vornado Realty L.P. (the “Operating Partnership”), amended the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”) in order to establish the terms of the new class of partnership interests known as AO LTIP Units.

AO LTIP Units are a class of partnership interests in the Operating Partnership that are intended to qualify as “profits interests” for federal income tax purposes and generally only allow the recipient to realize value to the extent the fair market value of a Company common share exceeds the threshold level set at the time the AO LTIP Units are granted, subject to any vesting conditions applicable to the award. The threshold level is provided in the award agreement, and generally is intended to be equal to 100% of the then fair market value of a Company common share on the date of grant.  The value of vested AO LTIP Units is realized through conversion of the AO LTIP Units into Class A limited partnership units of the Operating Partnership (which we refer to as “Class A Units”).  The number of Class A Units into which vested AO LTIP Units may be converted is determined based on the quotient of (i) the excess of the conversion value on the conversion date over the threshold value designated at the time the AO LTIP Unit was granted, divided by (ii) the conversion value on the conversion date.  The “conversion value” is the value of a Company common share on the conversion date multiplied by the Conversion Factor as defined in the Partnership Agreement, which is currently one.  AO LTIP Units, once vested, have a finite term during which they may be converted into Class A Units, not in excess of ten years from the grant date of the AO LTIP Units.

Each holder will generally receive special income allocations in respect of an AO LTIP Unit equal to 10% (or such other percentage specified in the applicable award agreement) of the income allocated in respect of a Class A Unit.  Upon conversion of AO LTIP Units to Class A Units, holders will be entitled to receive in respect of each such AO LTIP Unit, on a per unit basis, a special distribution equal to 10% (or such other percentage specified in the applicable award agreement) of the distributions received by a holder of an equivalent number of Class A Units during the period from the grant date of the AO LTIP Units through the date of conversion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

	By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President — Chief Financial Officer and Chief Administrative Officer (duly authorized officer)

Date: January 19, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
	By:	VORNADO REALTY TRUST,
Sole General Partner

	By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President — Chief Financial Officer and Chief Administrative Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer)

Date: January 19, 2018